UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 12, 2004 (August 27, 2004)

NORFOLK SOUTHERN RAILWAY COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

1-743 1-3744 1-4793 1-546-2	52-6002016
(Commission File Number)	(IRS Employer Identification No.)
Three Commercial Place, Norfolk, Virginia	23510-9241
(Address of Principal Executive Offices)	(Zip Code)

(757) 629-2680
Registrant's Telephone Number, Including Area Code

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR   230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the instructions of Item 9.01(a)(4) of Form 8-K, Norfolk Southern Railway Company (NSR) is filing this Current Report on Form 8-K/A in order to amend its Current Report on Form 8-K filed on September 2, 2004, and incorporated herein by reference, to provide certain financial disclosures required by Item 9.01 with respect to the acquisition of the assets of Pennsylvania Lines LLC (PRR). Item 9.01 of this Current Report on Form 8-K/A contains the supplemental financial information.

Section 9 - Financial Statements and Exhibits

Item 9.01.             Financial Statements and Exhibits.

 (a)           Attached hereto as Exhibit 99 are the financial statements of PRR as of December 31, 2003.

 (c)           Exhibits

Exhibit No.                   Description

99                      Financial information of Pennsylvania Lines LLC as of December 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORFOLK SOUTHERN RAILWAY COMPANY
(Registrant)

By:	/s/ Reginald J. Chaney
Name: Reginald J. Chaney
Title: Corporate Secretary

Date:  November 12, 2004

EXHIBIT INDEX

99                      Financial information of Pennsylvania Lines LLC as of December 31, 2003